UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2018

Endocyte, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35050	35-1969-140
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3000 Kent Avenue, Suite A1-100, West Lafayette, Indiana	47906
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 765-463-7175

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01                                  Other Events.

As previously disclosed, in connection with the proposed merger involving Endocyte, Inc. (“Endocyte”), Novartis AG (“Novartis”) and Edinburgh Merger Corporation, a wholly owned subsidiary of Novartis (“Merger Sub”), Endocyte, Novartis and Merger Sub filed jointly on November 10, 2018 a required declaration with the Committee on Foreign Investment in the United States (“CFIUS”), pursuant to Section 721 of the Defense Production Act of 1950, as amended (“Section 721”).  The declaration review period expired on December 14, 2018.  On December 14, 2018, CFIUS notified the parties that, based on its assessment of the declaration, it cannot conclude action under Section 721 with respect to the proposed merger and that the parties may file with CFIUS a written notice pursuant to Section 721 to seek written notification that CFIUS has concluded all action under Section 721.  CFIUS did not request that the parties file a joint voluntary notice pursuant to 31 C.F.R. § 801.501 or unilaterally initiate a review of the proposed merger pursuant to 31 C.F.R. § 801.504.  The closing of the proposed merger remains subject to customary closing conditions, including the approval of Endocyte’s stockholders.  A special meeting of Endocyte’s stockholders with respect to the proposed merger is scheduled to be held on December 20, 2018.  Subject to approval of the proposed merger by Endocyte’s stockholders at the special meeting, Endocyte, Novartis and Merger Sub intend to then close the proposed merger as soon as practicable after such special meeting.

Additional Information and Where to Find It

In connection with the proposed merger, Endocyte has filed and intends to file relevant materials with the Securities and Exchange Commission (the “SEC”). On November 16, 2018, Endocyte filed a definitive proxy statement with the SEC and began mailing definitive proxy materials to each stockholder entitled to vote at the special meeting relating to the proposed merger. On December 12, 2018, Endocyte filed a supplement to the proxy statement with the SEC. This communication is not a substitute for the proxy statement, as supplemented, or any other document that Endocyte has filed with the SEC or has sent to its stockholders in connection with the proposed merger. Stockholders are urged to carefully read the proxy statement, as supplemented, and any other proxy materials in their entirety (including any amendments or supplements thereto) and any other relevant documents that Endocyte will file with the SEC when they become available because they will contain important information. The proxy statement, as supplemented, and other relevant materials (when available), and any and all documents filed by Endocyte with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Endocyte in the “Investors & News” section of its website at www.endocyte.com, or copies may be obtained, without charge, by directing a request to Corporate Secretary, Endocyte, Inc., 8910 Purdue Road, Suite 250, Indianapolis, Indiana 46268 or by calling (765) 463-7175.

Participants in the Solicitation

Endocyte and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Endocyte’s stockholders with respect to the proposed merger. Information regarding such individuals is set forth in Endocyte’s Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 27, 2018, and its definitive proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 23, 2018. Additional information regarding the interests of such individuals in the proposed merger is included in Endocyte’s definitive proxy statement relating to the proposed merger filed with the SEC on November 16, 2018. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Endocyte’s website at www.endocyte.com.

Forward Looking Statements

This communication may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. Forward-looking statements can usually be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “evolve,” “expect,” “forecast,” “intend,” “looking ahead,” “may,” “opinion,” “plan,” “possible,” “potential,” “project,” “should,” “will” and similar words or expression, or by express or implied discussions regarding the proposed merger including the expected timing for completion of the proposed merger. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. There can be no guarantee that the proposed merger described in this communication will be completed, or that it will be completed as currently proposed, or at any particular time. Actual results could differ materially from those anticipated as a result of various factors, including: (1) Endocyte may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including the obtaining of required regulatory approvals, may not be satisfied; (3) the merger may involve unexpected costs, liabilities or delays; (4) the business or stock price of Endocyte may suffer as a result of uncertainty surrounding the merger; (5) the outcome of any legal proceedings related to the merger; (6) Endocyte may be adversely affected by other economic, business, and/or competitive factors; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (8) the ability to recognize benefits of the merger; (9) risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (10) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all; (11) the risks described from time to time in Endocyte’s reports filed with the SEC under the heading “Risk Factors,” including the Quarterly Report on Form 10-Q for the quarter ended September 30, 2018 and in other filings with the SEC; and (12) general industry and economic conditions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, Endocyte undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endocyte, Inc.

December 17, 2018	By:	/s/ Michael A. Sherman
Name: Michael A. Sherman
Title: President and Chief Executive Officer